File Nos. 33-48696 & 811-6707

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately
                                                                 Aquila
                                                                 Group of Funds


                    Narragansett Insured Tax-Free Income Fund
            380 Madison Avenue, Suite 2300, New York, New York 10017

                          Notice of Special Meeting of
                             Shareholders to Be Held
                                on April 21, 2009


To Shareholders of the Fund:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:


Place:       (a)    at the offices of the Fund,
                    380 Madison Avenue
                    New York, New York 10017


Time:        (b)    on Tuesday, April 21, 2009
                    at  2:00 p.m. Eastern Daylight Time;


Purposes:    (c)    for the following purposes:

                         (i) to act upon a new Sub-Advisory Agreement No. 1 (Proposal No. 1)

                         (ii) to act on ratification of a Sub-Advisory Agreement No. 2, previously approved; (Proposal No. 2)


Who Can
Vote What
Shares: (d) To vote at the Special Meeting, you must have been a shareholder on the Fund's records at the close of business on January 23, 2009 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting (or any adjourned meeting or meetings).

                                By order of the Board of Trustees,

                                EDWARD M. W. HINES
                                Secretary





February 20, 2009



Please Note:

If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                    Narragansett Insured Tax-Free Income Fund
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

     The Notice preceding this Proxy Statement is to advise you of the time, place and purpose of a Special Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions at the meeting.

     The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Sub-Adviser is Citizens Investment Advisors, a department of RBS Citizens, N.A. (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.


     This Notice and Proxy Statement are first being mailed on or about February 20, 2009.


     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." You may direct the proxy holders to vote your shares on the proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on a proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control numbers on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control numbers on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares at the meeting by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or
(iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum at the meeting. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes.

         The Fund is sending you the Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Special Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Special Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

     The Sub-Adviser is paying the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Sub-Adviser will pay these firms their out-of-pocket expenses for doing so. Because your vote is important, the Fund may telephone you to urge you to vote.

     On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the Special Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.49; Class C Shares, $10.49; Class Y Shares, $10.49; and Class I Shares, $10.49. The meeting is expected to act only upon matters that affect the Fund as a whole: actions on new Sub-Advisory Agreements. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 12,642,114; Class C Shares, 1,018,025; Class Y Shares, 4,764,048; and Class I Shares, 29,420.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and Address of                                         Percent
The Holder of Record           Number of Shares             of Class

Institutional 5% shareholders:

Merrill Lynch Pierce,           1,271,588 Class A Shares    10.06%
  Fenner & Smith                  450,457 Class C Shares    44.25%
4800 Deer Lake Dr. East
Jacksonville, FL

Citizens Bank of Rhode Island   3,260,440 Class Y Shares    68.44%
870 Westminster Street
Providence, RI

SEI Trust Company                 334,292 Class Y Shares     7.02%
One Freedom Valley Drive
Oaks, PA

Charles Schwab and Co. Inc.        29,420 Class I Shares   100.00%
101 Montgomery Street
San Francisco, CA

Additional 5% Shareholders

     The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                                Consideration of
                      Sub-Advisory Agreements Nos. 1 and 2
                            (Proposals Nos. 1 and 2)

Background and Reasons for the Proposals

About Sub-Advisory Agreement No. 1.

         Citizens Investment Advisors, the Sub-Adviser of the Fund (the "Sub-Adviser"), is a department of RBS Citizens, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland Group, PLC ("RBSG"). The Sub-Adviser acted as such under a Sub-Advisory Agreement (the "Old Sub-Advisory Agreement") dated November 14, 1997, which was approved by the shareholders in November 14, 1997.

         In October, 2008 the government of the United Kingdom ("U.K.") directed RBSG to raise 20 billion pounds of additional capital by a sale of shares. At such time, it was noted that the U.K. government, through Her Majesty's Treasury ("HMT"), would purchase any shares not sold in the offering, which closed on November 29, 2008. The purchase by HMT of the balance of the offering was completed on December 1, 2008. Shortly thereafter, the Board of Trustees of the Fund was informed that as a result of the transaction, HMT acquired shares constituting 57.92% of the enlarged ordinary (voting) share capital of RBSG, as well as (pound)5 billion of non-cumulative non-voting Preference Shares in RBSG. HMT's investment in RBSG is being managed on a commercial basis by a new arm's-length company, UK Financial Investments Limited, which is wholly owned by HMT.

         The acquisition of voting shares of RBSG by HMT resulted in a change of control of RBSG as defined by the Investment Company Act of 1940 (the "1940 Act"). As a consequence of this change of control of the Sub-Adviser's corporate parent, the Old Sub-Advisory Agreement terminated by its terms. It was replaced on December 5, 2008, effective as of December 1, 2008, by a new Sub-Advisory Agreement ("Sub-Advisory Agreement No. 1"), approved by the Board of Trustees. Sub-Advisory Agreement No. 1 has the same terms and conditions as the Old Sub-Advisory Agreement except that it contains additional provisions, applicable only to the period prior to the earlier of its approval by shareholders or its termination, that give effect to the following regulatory requirements:

         Sub-Advisory Agreement No. 1 can remain in effect for 150 days from December 1 -- that is, until April 30, 2009 - unless it is earlier terminated or approved by the shareholders of the Fund. If it is approved by the shareholders it will continue in effect, subject to annual renewals. If neither event occurs, Sub-Advisory Agreement No. 1 will terminate on April 30, 2009. Until the shareholder vote on Sub-Advisory Agreement No. 1 takes place, the fees earned by the Sub-Adviser and paid by the Manager under Sub-Advisory Agreement No. 1 will be held in an interest-bearing escrow account with a bank. If the shareholders approve Sub-Advisory Agreement No. 1, the amount in the escrow account (including interest earned) will be paid to the Sub-Adviser within 30 days of such approval; if the Fund's shareholders do not approve the agreement (or the agreement is terminated prior to the shareholder vote) the Sub-Adviser will be paid within 30 days of the failure to receive approval, out of the escrow account, the lesser of:

(1) Any costs incurred in performing its responsibilities under the agreement during the intervening period (plus interest earned on that amount while in escrow); or

(2)           The total amount in the escrow account (plus interest earned).


         The Sub-Adviser has advised the Fund that the change of control of its indirect parent did not, and is not expected to, result in any changes in the management or operations of the Sub-Adviser.

          The Board also authorized calling this Special Meeting of Shareholders of the Fund to consider approval of Sub-Advisory Agreement No. 1.

About Sub-Advisory Agreement No. 2.

         In October 2008, the shareholders were asked to, and did, approve another sub-advisory agreement with the Sub-Adviser ("Sub-Advisory Agreement No. 2") which has substantially the same terms and conditions as the Old Sub-Advisory Agreement and Sub-Advisory Agreement No. 1.

                  Shareholder approval of Sub-Advisory Agreement No. 2 was sought in connection with a proposed change in control of the Manager, which, when effected, would have also resulted in termination of the Old Sub-Advisory Agreement. The transactions by which change of control of the Manager will be effected are expected to occur in 2009, but have not yet taken place.


          Shareholder approval for Sub-Advisory Agreement No. 2 was obtained in October 2008, before the December 2008 change in control of the Sub-Adviser's corporate parent, which gave rise to Sub-Advisory Agreement No. 1. Accordingly, the Board of Trustees of the Fund considers it appropriate to seek shareholder ratification of the previous approval of Sub-Advisory Agreement No. 2 in light of the December 2008 change of control. The proxy material furnished to the shareholders in connection with their October 2008 vote is attached as Exhibit C.


         The effect of shareholder approval of both agreements will be that Sub-Advisory Agreement No. 1 will continue in effect until the transaction causing a change of control of the Manager takes place, when it will be superseded by Sub-Advisory Agreement No. 2.


         None of these transactions will result in any change in the fees or operations of the Sub-Adviser.


     During the Fund's last fiscal year ended June 30, 2008, fees of $357,504 were accrued to the Sub-Adviser, of which $194,522 was waived.


                               Action on Proposed
                          Sub-Advisory Agreement No. 1
                                (Proposal No. 1).

Information About The Sub-Adviser

         Citizens Investment Advisors, the Sub-Adviser, is a department of RBS Citizens, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland Group, PLC. CFG is a $160 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has more than 1,600 branches, more than 3,500 ATMs and more than 24,000 employees. It operates its branch network in 13 states and has non-branch retail and commercial offices in about 40 states.

         Salvatore C. DiSanto has managed the Fund's portfolio since the inception of the Fund in September 1992. Mr. DiSanto, a Senior Vice President of RBS Citizens, N.A., has been employed by the Sub-Adviser for over 50 years and has been involved in portfolio management for the last 43 years.

         Jeffrey K. Hanna, also an officer of the Sub-Adviser, is the co-manager of the Fund. He has held this position since 2005. He was formerly an assistant portfolio manager of the Fund and served as such since 2000. Mr. Hanna, a Vice President of RBS Citizens, N.A., has been with the company since 1988.

         The name and principal occupations of the Board of Directors of Citizens Financial Group, Inc., and RBS Citizens, N.A., are as follows:


Name of Director              Position

Lawrence K. Fish              Chairman, Citizens Financial Group
                              Chairman, RBS Americas

Ellen Alemany                 Chief Executive Officer, Citizens Financial Group
                              Chief Executive Officer, RBS Americas

James G. Connolly             President, Citizens Financial Group, Inc.
                              President, RBS Citizens, N.A.

James S. Davis                Chairman and Chief Executive Officer
                              New Balance Athletic Shoe, Inc.

Francis A. Doyle              President and Chief Executive Officer
                              Connell Limited Partnership

Edmond J. English             Chief Executive Officer
                              Bob's Discount Furniture


William P. Hankowsky          Chairman, President & CEO
                              Liberty Property Trust

Charles J. ("Bud") Koch       Former Chairman, Charter One

Dr. Graham B. Spanier         President, Penn State University

Shivan S. Subramaniam         Chairman and Chief Executive Officer
                              FM Global

Gordon Pell                   Chief Executive, Retail Markets
                              The Royal Bank of Scotland Group plc



Basis for the Trustees' Approval of the Sub-Advisory Agreement No. 1

         The continuance until April, 2009 and, if it is approved before that date by the shareholders of the Fund, until December 31, 2009 of Sub-Advisory Agreement No. 1 was approved by the Board of Trustees and the independent Trustees in December 2008. At a meeting called and held for that purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

o    Copies of the Old Sub-Advisory Agreement;

o    A term sheet describing the material terms of the Old Sub-Advisory
     Agreement;


o    The Annual Report of the Fund for the year ended June 30, 2008;


o A report, prepared by the Manager and provided to the Trustees for the Trustees' review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Sub-Adviser; and

o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

         The Trustees considered Sub-Advisory Agreement No. 1 separately as well as in conjunction with other possible renewals to determine their combined effects on the Fund. The Trustees reviewed materials relevant to, and considered, the factors set forth below, and as to each agreement reached the conclusions described.

The nature, extent, and quality of the services provided by the Sub-Adviser.

     The Sub-Adviser has provided local management of the Fund's portfolio. The Trustees noted that the Sub-Adviser employed Salvatore C. DiSanto and Jeffrey K. Hanna as co-portfolio managers for the Fund and had provided facilities for credit analysis of the Fund's portfolio securities. Messrs. DiSanto and Hanna, based in Providence, have provided local information regarding specific holdings in the Fund's portfolio. The portfolio managers have also been available to and have met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment vehicle for residents of Rhode Island in light of prevailing interest rates and local economic conditions. In addition, one or both of them have been present at all regular meetings of the Board and Shareholders.

         The Board considered that the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. It noted that compared to other Rhode Island state-specific municipal bond funds, the portfolio of the Fund was of higher quality, was the only fund in the state with 100% of its portfolio instruments insured or pre-refunded, and contained no securities subject to the alternative minimum tax.

         The Board concluded that the services provided were appropriate and satisfactory and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of approval of Sub-Advisory Agreement No 1.

The investment performance of the Fund and Sub-Adviser.

         The Board reviewed each aspect of the Fund's performance and compared its performance with that of its local competitors, with national averages and with the benchmark index. It was noted that the materials provided by the Manager indicated that compared to the two competitive Rhode Island funds, the Fund's average annual total return outperformed that of all of its two peers for the one, five- and ten-year periods. The Board considered these results to be consistent with the purposes of the Fund.

         The Board concluded that the performance of the Fund was good in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that approval of Sub-Advisory Agreement No. 1 would be appropriate.

The costs of the services to be provided and profits to be realized by the Sub-Adviser and its affiliates from their relationship with the Fund.

         The information provided in connection with approval contained expense data for the Fund and its local competitors as well as data for insured single-state funds and all single-state tax-free municipal bond funds nationwide, including data for all such front-end load funds of a comparable asset size. The materials also showed the profitability to the Sub-Adviser of its services to the Fund. The Board noted that the Sub-Adviser was currently waiving a portion of its fees and had been since the Fund's inception. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period July 1, 2008 through June 30, 2009 so that total Fund expenses would not exceed 0.83 of 1% for Class A Shares. The Manager had indicated that it intended to continue waiving fees as necessary in order that the Fund would remain competitive.

         The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were generally lower than those being paid by single-state tax-free municipal bond funds nationwide, and by the Fund's local competitors.

         The Board further concluded that the profitability to the Sub-Adviser did not argue against approval of the fees to be paid under Sub-Advisory Agreement No. 1.

The extent to which economies of scale would be realized as the Fund grows.

         Data provided to the Trustees showed that the Fund's asset size had been generally increasing in recent years. The Trustees also noted that the materials indicated that the Fund's fees were already generally lower than those of its peers, including those with breakpoints. Additionally, the Trustees noted that both the Manager and Sub-Adviser were currently waiving a substantial portion of their respective fees. Evaluation of these factors indicated to the Board that Sub-Advisory Agreement should be approved without addition of breakpoints at this time.

Benefits derived or to be derived by the Sub-Adviser and their affiliates from their relationships with the Fund.

         The Board observed that the Sub-Adviser and its affiliates, by providing services to a number of clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Sub-Adviser and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

Description of Sub-Advisory Agreement No. 1

         The Sub-Adviser provides the Fund with local advisory services. Under Sub-Advisory Agreement No. 1, the Manager will pay the Sub-Advisor a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.

         Proposed Sub-Advisory Agreement No. 1 is substantially identical to the Old Sub-Advisory Agreement except as discussed above under "Background and Reasons for the Proposals" and with respect to its duration. For a complete understanding of Sub-Advisory Agreement No. 1, please refer to the form of Sub-Advisory Agreement No. 1 provided as Exhibit A.

Action Requested

     The Trustees of the Fund recommend that the shareholders of the Fund vote to approve Sub-Advisory Agreement No. 1.

Vote Required

         The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Fund is required for the approval of this Proposal No 1. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's four outstanding classes of shares.

         If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

         If this proposal is not approved by the shareholders the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

                               Action on Proposed
                          Sub-Advisory Agreement No. 2
                                (Proposal No. 2).

         The shareholders have previously approved Sub-Advisory Agreement No. 2 as discussed under "Background and Reasons for the Proposals." The shareholders are being asked to re-approve that agreement in light of the subsequent change of control of the Sub-Adviser's corporate parent.

Basis for the Trustees' Approval of the Sub-Advisory Agreement No. 2

         The continuance for its initial period of Sub-Advisory Agreement No. 2 was approved by the Board of Trustees and the independent Trustees in June, 2008. At a meeting called and held for that purpose at which a majority of the independent Trustees were present in person, the Trustees considered the same materials that were furnished for their consideration of Sub-Advisory Agreement No. 1, described above. The Trustees evaluated and approved Sub-Advisory Agreement No. 2 on the same basis as for Sub-Advisory Agreement No. 1, described below.

Description of the Sub-Advisory Agreement No. 2

         The Sub-Adviser provides the Fund with local advisory services. Under Sub-Advisory Agreement No. 2, the Manager will pay the Sub-Advisor a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.

         Proposed Sub-Advisory Agreement No. 2 is substantially identical to the Old Sub-Advisory Agreement and Sub-Advisory Agreement No. 1, except for the date on which it will commence and the fact that it lacks the additional provisions in Sub-Advisory Agreement No. 1, discussed above, relating to that agreement's initial, interim, period. For a complete understanding of Sub-Advisory Agreement No. 2, please refer to the form of Sub-Advisory Agreement No. 2 provided as Exhibit B.

Action Requested

     The Trustees of the Fund recommend that the shareholders of the Fund vote to approve Sub-Advisory Agreement No. 2.

Vote Required

     The vote required is the same as that for Proposal No. 1. Please refer to the description provided under Proposal No. 1.


                                    Exhibit A

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             SUB-ADVISORY AGREEMENT
                                     (No. 1)


     THIS AGREEMENT, made as of December 1, 2008 by and between AQUILA INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Manager"), 380 Madison Avenue, Suite 2300, New York, New York 10017 and CITIZENS INVESTMENT ADVISORS, (the "Sub-Adviser"), a department of RBS Citizens, N.A., One Citizens Plaza, Providence, Rhode Island 02903-1339.

                              W I T N E S S E T H :

         WHEREAS, Narragansett Insured Tax-Free Income Fund (the "Fund") is a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the "Act") as an open-end, non-diversified management investment company;

         WHEREAS, the Manager has entered into an Advisory and Administration Agreement with the Fund (the "Advisory and Administration Agreement") pursuant to which the Manager shall act as investment adviser with respect to the Fund; and

         WHEREAS, pursuant to paragraph 2 of the Advisory and Administration Agreement, the Manager wishes to retain the Sub-Adviser for purposes of rendering investment advisory services to the Manager in connection with the Fund upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

         The Manager hereby appoints the Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund. The Sub-Adviser shall, all as more fully set forth herein, act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Sub-Adviser With Respect To Investment of the Assets of the Fund

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Manager and the Board of Trustees of the Fund, the Sub-Adviser shall:

(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Fund;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

(iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

(v)  consult with the Manager in connection with its duties hereunder.

         (b) Any investment program furnished by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act or as amended by the shareholders of the Fund.

         (c) The Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

         (d) Nothing in this Agreement shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

         (e) In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

         (f) The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request.

         (g) The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

         (h) It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of this Agreement.

         (i) The Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

         (j) To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

3.  Allocation of Expenses

         The Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under this Agreement. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall furnish, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

4. Compensation of the Sub-Adviser

          (a) The Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.
         (b) Until this Agreement is approved by a vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund in accordance with Rule 15a-4 under the Act, the fees earned by the Sub-Adviser and paid by the Manager hereunder will be held in an interest-bearing escrow account with a bank; if a majority of the Fund's outstanding voting securities approve a contract with the Sub-Adviser by the end of the 150-day period commencing on the effective date of this Agreement, the amount in the escrow account (including interest earned) will be paid to the Sub-Adviser within 30 days of such approval; and if a majority of the Fund's outstanding voting securities do not approve this Agreement, the Sub-Adviser will be paid within 30 days of the failure to receive approval, out of the escrow account, the lesser of:

         (1) Any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or

         (2) The total amount in the escrow account (plus interest earned).

5. Duration and Termination

         (a) This Agreement shall become effective on the date first above written and shall, unless terminated as hereinafter provided, continue in effect until the December 31 next preceding the second anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). This Agreement may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Advisory and Administration Agreement.

         (c) As provided in Rule 15a-4, this Agreement shall also terminate automatically unless it is approved by a vote of the holders of a majority (as defined in the Act) of voting securities of the Fund outstanding and entitled to vote at a meeting to be held on or before the 150th day following the effective date hereof. Until this Agreement is so approved, the Fund's Board of Trustees or a majority of the Fund's outstanding voting securities may terminate this Agreement at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the Sub-Adviser.

6. Notices of Meetings

         The Manager agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Sub-Adviser and that Sub-Adviser will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Sub-Adviser may designate.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.




ATTEST:                             AQUILA INVESTMENT MANAGEMENT LLC



                                    By:______________________________
-------------------



ATTEST:                             CITIZENS INVESTMENT ADVISORS



                                    By:______________________________
-------------------

                                    Exhibit B

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             SUB-ADVISORY AGREEMENT
                                     (No. 2)



     THIS AGREEMENT, made as of _________ __, 2009 by and between AQUILA INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Manager"), 380 Madison Avenue, Suite 2300, New York, New York 10017 and CITIZENS INVESTMENT ADVISORS, (the "Sub-Adviser"), a department of RBS Citizens, N.A., One Citizens Plaza, Providence, Rhode Island 02903-1339.

                              W I T N E S S E T H :

         WHEREAS, Narragansett Insured Tax-Free Income Fund (the "Fund") is a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the "Act") as an open-end, non-diversified management investment company;

         WHEREAS, the Manager has entered into an Advisory and Administration Agreement as of the date hereof with the Fund (the "Advisory and Administration Agreement") pursuant to which the Manager shall act as investment adviser with respect to the Fund; and

         WHEREAS, pursuant to paragraph 2 of the Advisory and Administration Agreement, the Manager wishes to retain the Sub-Adviser for purposes of rendering investment advisory services to the Manager in connection with the Fund upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. In General

         The Manager hereby appoints the Sub-Adviser to render, to the Manager and to the Fund, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Fund. The Sub-Adviser shall, all as more fully set forth herein, act as managerial investment adviser to the Fund with respect to the investment of the Fund's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

2. Duties and Obligations of the Sub-Adviser With Respect To Investment of the Assets of the Fund

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Manager and the Board of Trustees of the Fund, the Sub-Adviser shall:

(i) supervise continuously the investment program of the Fund and the composition of its portfolio;

(ii)       determine what securities shall be purchased or sold by the Fund;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund;

(iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund; and

(v)        consult with the Manager in connection with its duties hereunder.

         (b) Any investment program furnished by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act or as amended by the shareholders of the Fund.

         (c) The Sub-Adviser shall give to the Manager and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser.

         (d) Nothing in this Agreement shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

         (e) In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

         (f) The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request.

         (g) The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

         (h) It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of this Agreement.

         (i) The Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Fund or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Fund may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

         (j) To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

3.  Allocation of Expenses

         The Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under this Agreement. In particular, but without limiting the generality of the foregoing, the Sub-Adviser shall furnish, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

4. Compensation of the Sub-Adviser

          The Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of
0.23 of 1% of such net asset value.

5. Duration and Termination

         (a) This Agreement shall become effective as of the date first written above following approval by the shareholders of the Fund and shall, unless terminated as hereinafter provided, continue in effect until the December 31 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

         (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). This Agreement may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Advisory and Administration Agreement.

6. Notices of Meetings

         The Manager agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to the Sub-Adviser and that Sub-Adviser will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Sub-Adviser may designate.

          IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.



ATTEST:                       AQUILA INVESTMENT MANAGEMENT LLC



                              By:______________________________
-------------------



ATTEST:                       CITIZENS INVESTMENT ADVISORS




                              By:______________________________
-------------------

                                    Exhibit C


                                Consideration of
                   A New Advisory and Administration Agreement
                     (Proposal No. 1 at the Special Meeting)

Background and Reasons for the Proposals

         The Manager is the Fund's investment adviser under an Advisory and Administration Agreement (the "Current Advisory Agreement"). Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Citizens Investment Advisors, a department of RBS Citizens, N.A., under a sub-advisory agreement (the "Current Sub-Advisory Agreement"; together with the Current Advisory Agreement, the "Current Agreements") described below. The Current Advisory Agreement was approved by the shareholders of the Fund on October 2, 2002. The Current Sub-Advisory Agreement was also approved by the shareholders on November 14, 1997. Both have been renewed annually thereafter by the Board of Trustees, most recently on November 30, 2007.

         The Manager is a wholly-owned subsidiary of AMC. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann ("LBH") and his wife, Mrs. Elizabeth B. Herrmann ("EBH"), directly and through certain trusts. These ownership arrangements are described in detail below. Collectively, the current owners of the shares of AMC are called the "Owners."

         The Owners wish to ensure, to the maximum extent possible, the ongoing continuity of management of the Manager and the Fund. Consistent with their estate planning and tax objectives, they have sought through prudent planning to structure an orderly generational transition of ownership changes of AMC among the Owners (the "Transaction").

         Although the proposed changes in ownership of AMC will not result in any changes in the day-to-day operation of the Fund, the services provided to it, the investment approach or style of the Manager with respect to the Fund, or any increase in its advisory fees, the changes could be considered to result in an "assignment" of the Current Advisory Agreement under the provisions of the 1940 Act. The 1940 Act provides generally that an advisory agreement of a mutual fund must provide for its automatic termination in the event of an assignment (as that term is defined in the 1940 Act), such as when a controlling block of the Fund's investment adviser's voting securities is transferred. Under the 1940 Act, a person who does not own more than 25% of the voting securities of a company shall be presumed not to control such company, while control is presumed in an owner of more than 25%. As required by the 1940 Act, the Current Advisory Agreement provides that in the event of an assignment, it terminates. Under the current ownership arrangements such an assignment could also occur upon the deaths of certain of the Owners. The Current Sub-Advisory Agreement contains a provision that states that it terminates if the Current Advisory Agreement terminates, and it also provides for its termination upon its assignment, which, as with the Current Advisory Agreement, would occur upon the proposed ownership changes.

         In order to provide continuity of management services to the Fund, on February 29, 2008, the Trustees approved a new advisory and administration agreement (the "New Advisory Agreement") between the Manager and the Fund, which will replace the Current Advisory Agreement when it terminates by reason of the expected assignment. At the same time, the Trustees also approved a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement"; together with the New Advisory Agreement, the "New Agreements") between the Manager and the Sub-Adviser which will replace the Current Sub-Advisory Agreement which will terminate by its terms when the Current Advisory Agreement terminates. The Trustees are recommending that shareholders of the Fund approve the New Agreements. As described below, the New Agreements are substantially identical to the Current Agreements.

         Under the 1940 Act a fund cannot enter into an advisory agreement, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. The Shareholders must also approve the New Sub-Advisory Agreement. The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Advisory Agreement and the New Sub-Advisory Agreement. Under the New Advisory Agreement, the Manager shall continue, following the Transaction, to manage the Fund on the same terms as are now in effect, thereby promoting stability of the Fund's management. No change in the Fund's advisory fees or expenses is being proposed. Furthermore, no changes are being proposed with respect to the services provided for the Fund, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.


Information Regarding the Manager

         The Manager is the Fund's investment adviser under the Current Advisory Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund, and, at the Manager's expense, providing for pricing of the Fund's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund and providing other administrative services.


Names, Addresses and Principal Occupations of Each Manager of the Manager

         LBH is the Founder and Chairman Emeritus of each of the funds in the Aquila Group of Funds. He previously served as Chairman of the Board of Trustees of each of the funds in the Aquila Group of Funds. Additionally, LBH is the Founder and Chairman of the Board of AMC (the sponsoring organization and parent of the Manager or the administrator of each of the funds in the Aquila Group of Funds), as well as the Chairman of the Manager. LBH has served as a Director of the Aquila Group of Funds' distributor since 1981. LBH is a Trustee Emeritus of Brown University and the Hopkins School, and remains active in university, school and charitable organizations.

         EBH is a Director of AMC and a Manager of the Manager. She does not have any other position with AMC or the Manager. She is active with various charitable and volunteer organizations. EBH is the wife of LBH.

         Diana P. Herrmann ("DPH") is President and, in some instances, Vice Chair of each of the funds in the Aquila Group of Funds. She serves as Vice Chair, President, Chief Executive Officer and Director of AMC; Chief Executive Officer, Vice Chair, President, Chief Operating Officer and Manager of the Manager; and as Director of the distributor. She previously served as Trustee to the Reserve Money-Market Funds (1999-2000) and Reserve Private Equity Series (1998-2000). DPH currently serves as Governor, Investment Company Institute and head of its Small Funds Committee, as well as Director of ICI Mutual Insurance Company. She is active in charitable and volunteer organizations. DPH is the daughter of LBH and EBH.

         The address of each of the Managers of the Manager is c/o Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017.

The Transaction

         At the time of the Transaction, the AMC shares will be divided into two classes: voting (the "Voting Shares") and non-voting (the "Non-Voting Shares"). Prior to dividing its share capital into two classes of shares, AMC has one class of common shares, all of which are Voting Shares. 99.5% of the Voting Shares are held directly by or in trust for the benefit of members of the Herrmann family. The Voting Shares are held as follows:

Owner                           Direct Ownership             Indirect Ownership*          Total
LBH                             24.9%                        20.0%                        44.9%
EBH                             27.5%                        --                           27.5%
DPH                             4.9%                         20.0%                        24.9%
Conrad B. Herrmann ("CBH")      --                           0.2%                         0.2%
Catherine E. Wolff ("CEW")      --                           2.0%                         2.0%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%
* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.


o LBH currently holds 24.9% of the Voting Shares directly; additionally in his role as trustee (with voting rights) of a family trust for the benefit of Conrad B. Herrmann ("CBH") (the "CBH Trust"), his son, LBH holds voting rights with respect to an additional 20.0% of the Voting Shares.

o        EBH currently holds 27.5% of the Voting Shares directly.

o DPH holds 4.9% of the Voting Shares directly and, through her position as trustee (with voting rights) of a family trust for her benefit (the "DPH Trust"), holds voting rights with respect to an additional 20.0% of the Voting Shares.

o CBH serves as trustee (with voting rights) of a trust for his own benefit, and through his role as trustee (with voting rights) of that trust holds voting rights with respect to 0.2% of the Voting Shares.

o        Two family trusts (the "Family Trusts") hold 2.0% of the Voting Shares;
         Catherine E. Wolff ("CEW"), a first cousin of DPH and CBH, currently serves as trustee (with voting rights) of the Family Trusts.

         In connection with their estate planning, LBH and EBH wish to (i) transfer ownership of some of their Voting Shares, and (ii) appoint a new trustee to serve as trustee for one of the trusts. Upon the consummation of the Transaction, the ownership of the Voting Shares would be as follows:

Owner                           Direct Ownership             Indirect Ownership*          Total
LBH                             24.9%                        --                           24.9%
T. Randolph Harris ("TRH")      --                           24.9%                        24.9%
EBH                             --                           --                           --
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

o        LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares previously held by EBH will be held in a trust for the benefit of EBH (the "EBH Trust"), with T. Randolph Harris ("TRH") serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she will serve as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares (including 2.6% of the Voting Shares previously held by EBH), with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

         Upon consummation of the Transaction, no individual will hold with power to vote, directly or indirectly, more than 24.9% of the Voting Shares. As previously stated, the Transaction will not result in any changes in the Fund's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.

         Although the Owners currently intend to consummate the Transaction, the Transaction may not necessarily occur. For example, approval or disapproval by the Fund's shareholders of the New Advisory Agreement, taken together with consents or approvals for other funds in the Aquila Group of Funds, could affect whether or not the Transaction occurs. It is possible, however, that the Owners may proceed with the Transaction even if new contracts are approved by the shareholders of less than all of the funds in the Aquila Group of Funds for which the Manager serves as investment adviser (either because the shareholders of one or more of such funds do not approve such fund's new advisory agreement or because LBH or EBH dies before approvals are obtained for all such funds). AMC currently expects that the Transaction will occur during the fourth quarter of 2008 (or upon the earlier death of either LBH or EBH, as described below), but the Transaction could be delayed. If for some reason the Transaction does not occur, the automatic termination of the Current Agreements will not occur and the New Agreements will not be entered into, even if they have been approved by the Fund's shareholders.

         Performance of the Current Advisory Agreement is currently guaranteed by AMC. If the Transaction occurs, AMC will provide an identical guarantee of performance of the New Advisory Agreement.

         Notwithstanding the foregoing, if one or more of LBH or EBH dies after the Fund's shareholders approve the New Advisory Agreement but before the Manager obtains the approval or consent of the shareholders of all of the other funds in the Aquila Group of Funds for which the Manager serves as investment adviser, the surviving Herrmann family members may elect to proceed with the contemplated direct and indirect ownership changes (as modified to reflect such deaths, as described below), and the Fund's shareholders will be considered to have approved the entry into the New Advisory Agreement after such death and the resulting direct and indirect ownership changes. In such event, the ownership of the Voting Shares would be as follows:

(A) If LBH dies before EBH:

Owner                           Direct Ownership             Indirect Ownership           Total
LBH                             --                           --                           --
BAS and then TRH                --                           24.9%                        24.9%
EBH                             24.9%                        --                           24.9%
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%

o 24.9% of the Voting Shares will be held first in LBH's estate, with Barbara A. Sloan ("BAS") serving as executor (with voting rights), and then in a marital trust for the benefit of EBH, with TRH serving as trustee (with voting rights).

o        EBH will hold 24.9% of the Voting Shares directly.

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that LBH would no longer serve as a Manager or officer).

     (B) If EBH dies before LBH:

Owner                           Direct Ownership             Indirect Ownership           Total
LBH                             24.9%                        --                           24.9%
EBH                             --                           --                           --
BAS and then TRH                --                           24.9%                        24.9%
DPH                             4.9%                         20.0%                        24.9%
CBH                             --                           0.2%                         0.2%
CEW                             --                           24.6%                        24.6%
Other                           0.5%                         --                           0.5%
Total                                                                                     100.0%


o        LBH will continue to hold 24.9% of the Voting Shares directly.

o 24.9% of the Voting Shares will be held first in EBH's estate, with BAS serving as executor (with voting rights), and then in a marital trust for the benefit of LBH, with TRH serving as trustee (with voting rights).

o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

     In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Fund's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Fund, or personnel or operations of the Manager (except that EBH would no longer serve as a Manager).


Basis for the Trustees' Approval of the New Advisory Agreement

         The Board of Trustees and the independent Trustees approved the renewal until December 31, 2008 of the Current Advisory Agreement in November, 2007 at a meeting called and held for that purpose at which a majority of the independent Trustees were present in person. They additionally approved the New Advisory Agreement at a meeting held June 2, 2008.

         In connection with the renewal of the Current Advisory Agreement, the following materials were considered:

o        Copies of the agreement to be renewed;

o        A term sheet describing the material terms of the agreement;

o        The Annual Report of the Fund for the year ended June 30, 2007;

o A report, prepared by the Manager and provided to the Trustees for the Trustees' review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

o        Quarterly   materials   reviewed  at  prior  meetings  on  the  Fund's
         performance, operations, portfolio and compliance.

         The Trustees considered the Current Advisory Agreement separately as well as in conjunction with the Current Sub-Advisory Agreement to determine their combined effects on the Fund.

         In approving the Fund's New Advisory Agreement, the Trustees considered the information provided and the conclusions reached in connection with the Annual Review. In addition, they considered such new information as they believed appropriate, including more up-to-date performance and expense information. In approving the New Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the New Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Advisory Agreement included the following:

The nature, extent, and quality of the services provided by the Manager .

     The Manager has provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

         The Manager has arranged for the Sub-Adviser to provide local management of the Fund's portfolio.

         The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. It noted that compared to other Rhode Island state-specific municipal bond funds, the portfolio of the Fund was of higher quality, was the only fund in the state with 100% of its portfolio instruments insured or pre-refunded, and contained no securities subject to the alternative minimum tax.

     The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the New Advisory Agreement.

The investment performance of the Fund and the Manager.

         The Board reviewed each aspect of the Fund's performance and compared its performance with that of its local competitors, with national averages and with benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the three competitive Rhode Island funds, the Fund's average annual total return outperformed that of all of its peers for one, five and ten-year periods. The Board considered these results to be consistent with the purposes of the Fund. The Fund considers its local competitors to be Rhode Island oriented funds that invest chiefly in high-quality Rhode Island municipal obligations.

         The Board concluded that the performance of the Fund was excellent in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that renewal of the New Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and its affiliates from their relationships with the Fund.

         The information provided in connection with renewal contained expense data for the Fund and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Manager of its services to the Fund.

         The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide, being less than the national average, and by the Fund's local competitors.

         The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

         The Board further concluded that the profitability to the Manager did not argue against approval of the fees to be paid under the New Advisory Agreement. The Board noted that the Manager was currently waiving a portion of its fees and had been since the Fund's inception. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period July 1, 2007 through June 30, 2008 so that total Fund expenses would not exceed 0.85 of 1% for Class A Shares, 1.70 of 1% for Class C Shares, 1.03 of 1% for Class I Shares and 0.70 of 1% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees as necessary in order that the Fund would remain competitive.

The extent to which economies of scale would be realized as the Fund grows.

         Data provided to the Trustees showed that the Fund's average net asset size had been generally increasing in recent years. The Trustees also noted that the materials indicated that the Fund's fees were already lower than what those of its peers would be at comparable asset levels, including those with breakpoints. Evaluation of this factor indicated to the Board that the New Advisory Agreement should be renewed without addition of breakpoints at this time.

Benefits derived or to be derived by the Manager and and its affiliates from their relationships with the Fund.

         The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds or other investment funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

         In connection with approval of the New Advisory Agreement and recommendation that the shareholders of the Fund approve that agreement, the Trustees noted that that agreement is substantially the same as the Current Advisory Agreement except for its starting date and accordingly the materials considered in connection with the Annual Review, and the reasons for renewing the Current Advisory Agreement, apply to the New Advisory Agreement as well. In addition, as noted above, in addressing the desirability of replacing the Current Advisory Agreement with the New Advisory Agreement, the Trustees considered a wide range of information relevant to the ongoing and future continuity of management of the Fund, including:

     |X| representations by representatives of AMC and the Manager that the proposed change of control was not expected to result in a change in the personnel or operations of the Manager or Sub-Adviser;

     |X| representations from representatives of AMC and the Manager that the investment approach or style of the Manager with respect to the Fund, or the services provided by them to the Fund, would not change.

     |X| the fact that the Transaction will not result in any change to the advisory fees paid by the Fund or the Fund's total expense ratio;

     |X| the fact that the Transaction will not result in a change in the costs of the services to be provided by the Manager; and

     |X| the fact that the Fund has operated in compliance with its investment objective and restrictions.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Advisory Agreement for an initial one-year term.

Description of the New Advisory Agreement

     The Manager provides the Fund with local advisory services. Under the New Advisory Agreement, the Fund will pay the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value.

     The proposed New Advisory Agreement for the Fund is substantially identical to the Current Advisory Agreement (together, the "Advisory Agreements"). For a complete understanding of the proposed New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Appendix A.

Action Requested

     The trustees of the fund recommend that the shareholders of the fund vote to approve the new advisory agreement.

Vote Required


     The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's four outstanding classes of shares.


     If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

     If this proposal is not approved by the shareholders the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.


                                Consideration of
                          A New Sub-Advisory Agreement
                     (Proposal No. 2 at the Special Meeting)

     See the information under Proposal No. 1 for the reasons for this proposal.

Information About The Sub-Adviser

         Citizens Investment Advisors, the Sub-Adviser, is a department of Citizens Bank, a division of RBS Citizens, N.A., a bank subsidiary of Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland, PLC. CFG is a $160 billion commercial bank holding company. It is headquartered in Providence, Rhode Island, and, through its subsidiaries, has more than 1,600 branches, more than 3,500 ATMs and more than 24,000 employees. It operates its branch network in 13 states and has non-branch retail and commercial offices in about 40 states. As of June 30, 2008, the Trust and Investment Management Group of the Sub-Adviser had approximately $5,255,826,948 of assets under management, including approximately $768,551,095 in municipal obligations.

         Salvatore C. Di Santo has managed the Fund's portfolio since the inception of the Fund in September 1992. Mr. Di Santo, a Senior Vice President within the Sub-Adviser's Trust and Investment Services Group, is a member of its Trust Investment Committee. He has been employed by the Sub-Adviser for 50 years and has been involved in portfolio management for the last 43 years.

         Jeffrey K. Hanna, also an officer of the Sub-Adviser, is the co-manager of the Fund. He has held this position since 2005. He was formerly an assistant portfolio manager of the Fund and served as such since 2000. Mr. Hanna, a Vice President within the Sub-Adviser's Investment Management Services Group, has been with the company since 1988.

         No shareholder of RBS Citizens, N.A., owns more than 10% of its stock.

     The name and principal occupations of the Board of Directors of Citizens Financial Group, Inc., and RBS Citizens, N.A., are as follows:

Name of Director                Position


Lawrence K. Fish             Chairman, Citizens Financial Group
                             Chairman, RBS Americas


Ellen Alemany                Chief Executive Officer, Citizens Financial Group
                             Chief Executive Officer, RBS Americas

James G. Connolly            President, Citizens Financial Group, Inc.


Johnny Cameron               Chief Executive, Corporate Markets
                             The Royal Bank of Scotland Group plc


James S. Davis               Chairman and Chief Executive Officer
                             New Balance Athletic Shoe, Inc.


Francis A. Doyle             President and Chief Executive Officer
                             Connell Limited Partnership


Edmond J. English            Chief Executive Officer
                             Bob's Discount Furniture

William P. Hankowsky         Chairman, President & CEO
                             Liberty Property Trust

Charles J. ("Bud") Koch      Former Chairman, Charter One


Dr. Graham B. Spanier        President, Penn State University

Shivan S. Subramaniam        Chairman and Chief Executive Officer
                             FM Global

Gordon Pell                  Chief Executive, Retail Markets
                             The Royal Bank of Scotland Group plc


Basis for the Trustees' Approval of the New Sub-Advisory Agreement.

         The Board of Trustees and the independent Trustees approved the renewal until December 31, 2008 of the Current Sub-Advisory Agreement in November, 2007 at a meeting called and held for that purpose at which a majority of the independent Trustees were present in person. They additionally approved the New Sub-Advisory Agreement at a meeting held June 2, 2008.

         In connection with the renewal of the Current Sub-Advisory Agreement, the following materials were considered:

o        Copies of the agreement to be renewed;

o        A term sheet describing the material terms of the agreement;

o        The Annual Report of the Fund for the year ended June 30, 2007;

o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees' review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Sub-Adviser; and

o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

         The Trustees considered the Current Sub-Advisory Agreement separately as well as in conjunction with Current Advisory Agreement to determine their combined effects on the Fund. In approving the Fund's New Sub-Advisory Agreement, the Trustees considered the information provided and the conclusions reached in connection with the Annual Review. In addition, they considered such new information as they believed appropriate, including more up-to-date performance and expense information. In approving the New Sub-Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the New Sub-Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Sub-Advisory Agreement included the following:

The nature, extent, and quality of the services provided by the Sub-Adviser.

         The Manager has arranged for the Sub-Adviser to provide local management of the Fund's portfolio. The Trustees noted that the Sub-Adviser employs Salvatore C. DiSanto and Jeffrey K. Hanna as co-portfolio managers for the Fund and had provided facilities for credit analysis of the Fund's portfolio securities. Messrs. DiSanto and Hanna, based in Providence, have provided local information regarding specific holdings in the Fund's portfolio. The portfolio managers have also been available to and have met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment vehicle for residents of Rhode Island in light of prevailing interest rates and local economic conditions. In addition, one or both of them have been present at all regular meetings of the Board and Shareholders.

         The Board considered that the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. It noted that compared to other Rhode Island state-specific municipal bond funds, the portfolio of the Fund was of higher quality, was the only fund in the state with 100% of its portfolio instruments insured or pre-refunded, and contained no securities subject to the alternative minimum tax.

         The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the New Sub-Advisory Agreement.

The investment performance of the Fund and the Sub-Adviser.

         The Board reviewed each aspect of the Fund's performance and compared its performance with that of its local competitors, with national averages and with benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the three competitive Rhode Island funds, the Fund's average annual total return outperformed that of all of its peers for one, five and ten-year periods. The Fund considers its local competitors to be Rhode Island oriented funds that invest chiefly in high-quality Rhode Island municipal obligations.

         The Board concluded that the performance of the Fund was excellent in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that renewal of the New Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by Sub-Adviser and its affiliates from their relationships with the Fund.

         The information provided in connection with renewal contained expense data for the Fund and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Sub-Adviser of its services to the Fund.

         The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide, being less than the national average, and by the Fund's local competitors.

         The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

         The Board further concluded that the profitability to the Sub-Adviser did not argue against approval of the fees to be paid under the New Sub-Advisory Agreement. The Board noted that the Sub-Adviser was currently waiving a portion of its fees and had been since the Fund's inception.

The extent to which economies of scale would be realized as the Fund grows.

         Data provided to the Trustees showed that the Fund's average net asset size had been generally increasing in recent years. The Trustees also noted that the materials indicated that the Fund's fees were already lower than what those of its peers would be at comparable asset levels, including those with breakpoints. Evaluation of this factor indicated to the Board that the New Sub-Advisory Agreement should be renewed without addition of breakpoints at this time.

Benefits derived or to be derived by the Sub-Adviser and its affiliates from their relationships with the Fund.

         The Board observed that, as is generally true of most fund complexes, the Sub-Adviser and its affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for Sub-Adviser and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

         In connection with approval of the New Sub-Advisory Agreement and recommendation that the shareholders of the Fund approve it, the Trustees noted that that agreement is substantially the same as the Current Sub-Advisory Agreement except for its starting date and accordingly the materials considered in connection with the Annual Review, and the reasons for renewing the Current Sub-Advisory Agreement, apply to the New Sub-Advisory Agreement as well. In addition, as noted above, in addressing the desirability of replacing the Current Sub-Advisory Agreement with the New Sub-Advisory Agreement, the Trustees considered a wide range of information relevant to the ongoing and future continuity of management of the Fund, including:

     |X|  representations   by  representatives  of  the  Sub-Adviser  that  the
          proposed change of control of the Manager was not expected to result in a change in the personnel or operations of the Sub-Adviser;

     |X| representations from representatives of the Sub-Adviser that the investment approach or style of the Sub-Adviser with respect to the Fund, or the services provided by it to the Fund, would not change.

     |X| the fact that the Transaction will not result in any change to the advisory fees paid by the Fund or the Fund's total expense ratio;

     |X| the fact that the Transaction will not result in a change in the costs of the services to be provided by the Sub-Adviser; and,

     |X| the fact that the Fund has operated in compliance with its investment objective and restrictions.

         Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Sub-Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement for an initial one-year term.

Description of the New Sub-Advisory Agreement

         The Sub-Adviser provides the Fund with local advisory services. Under the New Sub-Advisory Agreement, the Manager will pay the Sub-Advisor a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.

         The proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement. For a complete understanding of the New Sub-Advisory Agreement, please refer to the form of New Sub-Advisory Agreement provided as Appendix B.

Action Requested

         The trustees of the fund recommend that the shareholders of the fund vote to approve the new sub-advisory agreement.

Vote Required

     The vote required is the same as that for Proposal No. 1 at the Special Meeting. Please refer to the description provided under Proposal No. 1.

General

         Proposals No. 1 and No. 2 are designed to operate together. Neither separately will have the intended results. Accordingly, the proposed New Advisory Agreement and the proposed New Sub-Advisory Agreement will not go into effect unless shareholders approve both Proposals No. 1 and 2. If these proposals are not both approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.

                                Important Notice
                             Please Read Immediately


                    Narragansett Insured Tax-Free Income Fund


                    Notice of Special Meeting of Shareholders
                          to be held on April 21, 2009

                                 PROXY STATEMENT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.






Please detach at perforation before mailing.






PROXY                        AQUILA GROUP OF FUNDS                     PROXY
                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
           Proxy for Special Meeting of Shareholders - April 21, 2009
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Narragansett Insured Tax-Free Income Fund (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Tuesday, April 21, 2009 at 380 Madison Avenue, New York, NY 10017, at 2:00 p.m. Eastern Daylight Time and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR the Proposal No. 1. And FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com
                                     ---------

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
              Signature

              -------------------------------------------------
              Signature (if held jointly)

              -------------------------------------------------


              Date_____________________________________________





THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

         Important Notice Regarding the Availability of Proxy Materials
                          For the Aquila Group of Funds
                    Narragansett Insured Tax-Free Income Fund
                Shareholder Meeting To Be Held on April 21, 2009
              The Proxy Statement for this meeting is available at:
                        https://www.proxy-direct.com/___


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY


                 Please detach at perforation before mailing.


Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
NARRAGANSETT INSURED TAX-FREE INCOME FUND SPECIAL MEETING


  1. Action on Sub-Advisory Agreement No. 1. (Proposal No. 1 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

1. Action on Sub-Advisory Agreement No. 2. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

     As to any other matter said proxies shall vote in accordance with their best judgment.


HAS YOUR ADDRESS CHANGED                   DO YOU HAVE ANY COMMENTS


-----------------------------              ------------------------------
-----------------------------              ------------------------------
-----------------------------              ------------------------------



THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.